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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 27, 1999

                                 INFOCURE CORPORATION
                                 --------------------
               (exact name of registrant as specified in chapter)



Delaware                                   001-12799                         58-2271614
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(State or other jurisdiction              (Commission                       (IRS Employer
     of Incorporation)                    File Number)                   Identification No.)

1765 The Exchange, Suite 500 Atlanta, GA                              30339
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(Address of principal executive office)                             (zip code)

          Registrant's telephone number, including area code:    770-221-9990
                                                                 ------------
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                                 Not Applicable
                                 --------------
               (Former name or former address, if changed since last report)
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                                    Contents
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                                                                  Page

Item 5:  Other Events . . . . . . . . . . . . . . . . . . . . .    3

Item 7:  Financial Statements and Exhibits . . . . . . . .  . .    3

Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                                       2
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Item 5.  Other Events.

     On October 27, 1999, InfoCure Corporation ("InfoCure") announced its financial results for the three months and nine months ended September 30, 1999.
InfoCure will file its Quarterly Report on Form 10-Q relating to its third quarter financial results on or before November 15, 1999.

     In addition, on November 2, 1999, InfoCure announced that it has signed a letter of intent with Medical Dynamics, Inc. ("Medy") to transfer its KComp general dental practice management business to Medy in return for shares of Medy common stock. In connection with the execution of the letter of intent, InfoCure made a $500,000 loan to Medy to repay certain Medy indebtedness and for working capital. InfoCure has also agreed to purchase additional shares of Medy common stock from Medy for $2.0 million, which purchase price may be offset by the forgiveness of the loan. Simultaneous with the completion of the transactions with Medy, InfoCure will assign to Medy its agreement to acquire the dental practice management software business known as PracticeWorks from Zila, Inc. ("Zila"). After these transactions are completed, InfoCure will own approximately 60% of the total outstanding shares of Medy, on a fully diluted basis.

     InfoCure expects the transactions with Medy and Zila to close by year-end or in the first quarter of 2000. The transactions are subject to a number of conditions to closing. There can be no assurance that the parties will be able to satisfy all of these conditions or that the closing will ultimately occur in accordance with the contemplated terms.


Item 7.    Financial Statements and Exhibits.
           (b) Exhibits

               The following exhibits are filed herewith:

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
             Exhibit                                 Description
             -------                                 -----------

              99.1                 Press release dated October 27, 1999 announcing third
                                   quarter financial results.

              99.2                 Press release dated November 2, 1999 announcing investment in Medical Dynamics, Inc.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         INFOCURE CORPORATION
                         (Registrant)



Date:  November 3, 1999        by:  /s/ James A. Cochran
                               ------------------------------------
                               James A. Cochran
                               Chief Financial Officer

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